Note No:  7092
                                               Date:   December 27, 1995
                                               Schedule No:  1
                                               Schedule Date:  December 27, 1995

                     SECURITY AGREEMENT AND PROMISSORY NOTE

This Security Agreement and Promissory Note (the "Agreement") is entered into this 27th day of December, 1995 between Cerprobe Corporation (hereinafter referred to as "Borrower") and Zions Credit Corporation (hereinafter referred to as "Lender").

         1. PROMISE TO PAY, TERMS AND PLACE OF PAYMENT. Borrower promises to pay to the order of Lender the sum of $13,185.32 per month commencing December 28, 1995, and on the 28th day of each consecutive month thereafter for a period of 48 months. The first months payment(s) in the total amount of $13,185.32 are payable at the time of execution of this Agreement. In addition, Borrower shall make a payment of $-0- on the date the final installment described above is due. All payments shall be made to P. O. Box 26536, Salt Lake City, Utah 84126-0536 or at such other locations Lender may designate. Total amount financed hereunder is $533,823.05.

         2. GRANT OF SECURITY INTEREST; DESCRIPTION OF COLLATERAL. Borrower grants to Lender a security interest in the property described below, together with all presently owned and hereafter acquired attachments, accessories, and additions thereto and replacements and proceeds thereof, including any amounts payable under any insurance policy or eminent domain proceedings (all hereinafter collectively referred to as the "Collateral").

         3. OBLIGATIONS SECURED. Each item of collateral shall secure not only the specific obligation referred to in section one above, but also all other present and future obligations of Borrower to Lender of every kind and nature whatsoever.

         4. USE AND LOCATION OF COLLATERAL. Borrower warrants and agrees with Lender that the Collateral will be used primarily for business, commercial or agricultural purposes.

         [X] if this line is checked, the Collateral is being acquired by Borrower with the proceeds of the obligation described in Section one and therefore is a purchase money security interest as defined in the uniform commercial code as adopted by the State of Utah.

              Collateral description and location:

         SEE ATTACHED SCHEDULE "A" FOR EQUIPMENT DESCRIPTION & LOCATION

         5. LATE CHARGES. Any installment not paid when due shall bear a late charge equal to 5% of the amount of the installment.

         6.   LOCATION  OF  COLLATERAL.  Borrower  and  Lender  agree  that  the
              Collateral shall remain personal property of the Borrower and shall not become part of or attached to any real estate. Borrower agrees to keep the Collateral at the location set forth in Paragraph 4, and will notify Lender promptly in writing of any change in the location of the Collateral within such State, but will not remove the Collateral from such State without the prior written consent of Lender.

         7. BORROWER'S WARRANTIES AND REPRESENTATIONS. Borrower warrants and represents;

             (a) The Borrower is justly indebted to Lender for the full amount of the foregoing indebtedness;

             (b) That except for the security interest granted hereby, the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances;

             (c) That no financing statement covering the Collateral or any proceeds thereof is on file in favor of anyone other than Lender.

             (d) That all information supplied and statements made by Borrower in any financial, credit or accounting statement or application for credit submitted by or on behalf of Borrower prior to, contemporaneously with or subsequent to the execution of this agreement with respect to this transaction are and shall be true, correct, valid and genuine; and

             (e) That Borrower has full authority to enter into this agreement and in so doing it is not violating its charter or by-laws, any law or regulation or agreement with third parties, and it has taken all such action as may be necessary or appropriate to make this Agreement binding upon it.

         8.  BORROWER'S AGREEMENTS.  Borrower agrees:

             (a)       To defend at Borrower's  own cost and expense,  including
                       attorneys'   fees  any  action,   proceeding,   or  claim
                       affecting the Collateral;

             (b) To pay reasonable attorneys' fees and other expenses incurred by Lender in enforcing its rights under this Agreement;

             (c) To pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral or this Agreement, and this obligation shall survive the termination of this Agreement;

             (d) That if a certificate of title be required or permitted by law, Borrower shall obtain such certificate with respect to the Collateral showing the security interest of Lender thereon and in any event do everything necessary or expedient to preserve or perfect the security interest of Lender;

             (e) That Borrower will not misuse, fail to keep in good repair, or without the prior written consent of Lender, and notwithstanding Lender's claim to proceeds, sell, rent, lend, encumber or transfer any of the Collateral;

             (f) That Lender may enter upon Borrower's premises or wherever the Collateral may be located at any reasonable time to inspect the Collateral and Borrower's books and records pertaining to the Collateral and Borrower shall assist Lender in making such inspection;

             (g) That the security interest granted by Borrower to Lender shall continue effective irrespective of the payment of the amount in Paragraph one, so long as there are any obligations of any kind, including obligations under guaranties or assignments, owed by Borrower to Lender, provided, however, upon any assignment of this Security Agreement and Promissory Note the Assignee shall thereafter be deemed, for the purpose of this Paragraph, the Lender under this Security Agreement; and

             (h) At request of Lender, to execute any documents or do any other act necessary to effectuate the purposes and provisions of this Agreement.

         9. INSURANCE AND RISK OF LOSS. All risk of loss of, damage to or destruction of the Collateral (including theft thereof) shall at all times be on Borrower. Borrower will procure forthwith and maintain public liability insurance, fire insurance, property damage, and physical damage insurance with extended or combined additional coverage on the Collateral for the full insurable value thereof for the life of this Agreement plus such other insurance as Lender may specify, and promptly deliver each policy or certificates evidencing the existence of such insurance to Lender with a standard long form endorsement attached showing loss payable to Lender or assigns as respective interests may appear. Lender's acceptance of policies in lesser amounts or risks shall not be a waiver of Borrower's foregoing obligation if any item of Collateral is damaged, but not beyond repair, Borrower at its own cost and expense shall repair such Collateral so that it will be in the same or better condition as it was before the damage occurred. In the event any item of Collateral is replaced for any reason it must be with the prior written consent of Lender. All such items replacing any original item of Collateral shall become immediately subject to the lien of this Security Agreement as if Borrower owned the items at the time of executing this Agreement. Borrower agrees to execute any documents or UCC financing statements which Lender may require in order to perfect the security interest in the replacement Collateral. Borrower hereby irrevocably authorizes Lender to make, settle and adjust claims under any insurance policies and to endorse Borrower's name on any check or other items of payment for the proceeds thereof.

         10. EVENTS OF DEFAULT; ACCELERATION. The following are events of default under this Agreement.

             (a) Any of Borrower's obligations to Lender under this Agreement or any other agreement with Lender are not paid promptly when due;

             (b) Borrower breaches any warranty or provision hereof, or of any note or of any other instrument or agreement delivered by Borrower to Lender in connection with this or any other transaction;

             (c) Borrower dies, becomes insolvent or ceases to do business as a going concern;

             (d) Borrower shall make any representation herein or in any other documents or material delivered to Lender which shall prove to be incorrect in any material respect at the time made;

             (e)       Any of the Collateral is lost or destroyed;

             (f) A petition in bankruptcy or for arrangement or reorganization be filed by or against Borrower or Borrower admits its inability to pay its debts as they mature;

             (g) Any property of Borrower is attached or a receiver is appointed for Borrower, or a judgment is obtained against Borrower the execution of which is not effectively stayed within thirty (30) days;

             (h) Lender in good faith believes the prospect of payment or performance is impaired or in good faith believes the Collateral is insecure; and

             (i) Any guarantor, surety, or endorser for Borrower defaults in any obligation or liability to Lender or any guaranty obtained in connection with this transaction is terminated or breached or any guarantor commits an Event of Default pursuant to (a), (b), (c), (f), or (g) above.

              Upon the occurrence of an Event of Default, the indebtedness herein described and all other debts then owing by Borrower to Lender under this or any other present or future agreement shall at the election of Lender, become immediately due and payable. After an event of default as defined above, interest shall accrue at a rate per annum equal to 21%.

         11. PREPAYMENT. Borrower may prepay in full, but not in part, the unpaid principal balance together with all accrued unpaid interest and any and all other sums due hereunder. The payoff amount will be calculated by Lender using the Rule of 78's including a penalty of 2% of the total amount financed hereunder.

         12. LENDER'S REMEDIES AFTER DEFAULT; CONSENT TO ENTER PREMISES. Upon the occurrence of an Event of Default and at any time thereafter, LENDER SHALL HAVE ALL THE RIGHTS AND REMEDIES OF A LENDER UNDER THE UNIFORM COMMERCIAL CODE AND ANY OTHER APPLICABLE LAWS. INCLUDING THE RIGHT TO ANY DEFICIENCY remaining after disposition of the Collateral for which Borrower shall remain fully liable. LENDER, BY ITSELF OR ITS AGENT, MAY WITHOUT NOTICE TO BORROWER AND WITHOUT JUDICIAL PROCESS OF ANY KIND, ENTER INTO ANY PREMISES OR UPON ANY LAND where the Collateral may be located and disassemble, render unusable and/or repossess all or any item of the Collateral, disconnecting and separating all Collateral from any other property. Borrower expressly waives all further rights to possession of the Collateral after an Event of Default and all claims for injuries suffered through loss caused by such entering and/or repossession. Lender may require Borrower to assemble the Collateral and return it to Lender at a place to be designated by Lender which is reasonably convenient to both parties. Lender will give Borrower reasonable notice of the time and place of a public sale of the Collateral or of the time after which any private sale or any other intended disposition of the Collateral is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Borrower shown herein at least five days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling and other costs of disposition including reasonable attorney's fees and other legal fees shall be the responsibility of Borrower and shall be included as part of the obligation of Borrower under this Agreement. The rights and remedies provided Lender are cumulative and may be exercised in such order or combination as Lender may elect.

         13. WAIVER OF DEFAULTS; AGREEMENT INCLUSIVE. Lender may in its sole discretion waive any Event of Default. Any such waiver in a particular instance or any particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this Agreement or any related note, instrument or agreement shall bind Lender unless such waiver or modification is in writing and signed by Lender.

         14. FINANCING STATEMENTS. If permitted by law, Borrower authorizes Lender to file such financing statements with respect to the Collateral which Lender may determine are necessary to perfect Lender's interest in the Collateral. Borrower hereby appoints Lender as Borrower's attorney-in-fact to execute on Borrower's behalf any such financing statements.

         15. ASSIGNMENT. Lender may assign this Agreement and any indebtedness secured hereby and upon such assignment or transfer the assignee or holder shall be entitled to all rights, powers, privileges and remedies of Lender to the extent assigned or transferred. The obligations of Borrower shall not be subject as against any such assignee or transferee, to any defense, set-off or counterclaim available to the Borrower against Lender and any such defense, set-off or counterclaim may be asserted only against Lender. Any assignee from Lender shall have the same right of off-set as is available to Lender.

         16.  ARBITRATION DISCLOSURES.

                  (i) Arbitration is usually final and binding on the parties and subject to only very limited review by a court.
                  (ii)     The parties  are  waiving  their right to litigate in
                           court,  including their right to a jury trial.
                  (iii)    Pre-arbitration  discovery is generally  more limited
                           and   different   from   court   proceedings.
                  (iv)     Arbitrators'  awards  are  not  required  to  include
                           factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.
                  (v) A panel of arbitrators might include an arbitrator who is or was affiliated with the banking industry.

              ARBITRATION PROCEDURES:

              (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, AND including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Salt Lake City, Utah. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceeding hereunder.

             (b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.

             (c)       The  arbitrator(s)  or  referee(s)  shall be  selected in
                       accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrators' fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

             (d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration or reference award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may commence legal action for a court trial de novo: Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, and all other related costs.

             (e) At the Bank's option, foreclosure under a deed of trust or mortgagee may be accomplished either by exercise of a power of sale under the deed of trust or mortgage or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

              (f) Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. s 1 et seg., shall apply to the construction and interpretation of this arbitration paragraph.

         17. STATEMENTS. Borrower shall furnish Lender within ninety (90) days after the end of each fiscal year of Borrower, a balance sheet and profit and loss statement as of the end of such fiscal year and a balance sheet and profit and loss statement as of the end of each quarter, all prepared in accordance with generally accepted accounting principles and such other information respecting the financial condition and operations of Borrower as Lender may from time to time reasonably request.

         18. ADDITIONAL FEES. Borrower agrees to pay Lender's reasonable fees, costs and expenses for the preparation of all documents, filing, and recording fees and an origination fee which fees shall be disclosed to Borrower prior to the execution of this agreement.

              Borrower further agrees to pay all costs incurred by Lender in enforcing or protecting Lender's rights under this Agreement including but not limited to all reasonable attorneys' fees and court costs and the costs of storing any of the Collateral. All such additional fees shall be additional indebtedness secured hereby.

         19. MISCELLANEOUS. Lender may fill in any blanks including but not limited to serial numbers and the date of the first payment. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. BORROWER ACKNOWLEDGES RECEIPT OF A TRUE COPY OF THIS AGREEMENT. If Borrower is a corporation, this Security Agreement is executed pursuant to authority of its Board of Directors. "Borrower" and "Lender" as used in this Agreement include the heirs, executors or administrations, successors or assigns to those parties. If more than one Borrower executes this Agreement, their obligations under this Agreement shall be joint and several. Borrower waives all rights to trial by jury in any litigations arising herefrom or in relations hereto. This Agreement may not be altered, modified or terminated in any manner except by a writing duly signed by the parties hereto. This Agreement shall be governed by and constituted in accordance with the laws of the state of Utah except as modified by Section 18.


         20.  ADDITIONAL TERMS.

              None



Dated December 27, 1995.


By execution hereof, the signer hereby certifies that he has read this Agreement, including the reverse side of all pages, and that he is duly authorized to execute this Agreement on behalf of the Borrower.


                              Cerprobe Corporation
                              --------------------
                                    Borrower

- ---------------------------               By  /s/ Pauline Hostetler
                                          ------------------------------
Witness                                   Title:  Controller
                                          ------------------------------
                                          Print Name:  Pauline Hostetler
                                          ------------------------------



State of      Arizona    )
                         )ss
County of    Maricopa    )


Subscribed and sworn to before me this 27 day of December, 1995.


                                          /s/ Laura M. Back
                                          ------------------------------
                                          Notary Public

                                          My Commission Expires July 14, 1997
                                          ------------------------------
                                          Residing at



        ZIONS CREDIT CORPORATION
        ------------------------
                 Lender

By   /s/  Norman Weldon
- -----------------------
          Norman Weldon

Title:    Vice President
- ------------------------




If Borrower is a partnership, enter:

Partner's names                 Home Address
- ---------------                 ------------










Rev: 04/19/93

                                  SCHEDULE "A"
                                   Page 1 of 2

This schedule is attached to and forms a part of the Security Agreement and Promissory Note No. 7092 Schedule No. 1 dated December 27, 1995 between Cerprobe Corporation, as Borrower and Zions Credit Corporation, as Lender.


                            DESCRIPTION OF EQUIPMENT

Equipment Location: 600 South Rockford Drive, Tempe, AZ  85281

Infinisys
- ---------

1-   S1000e/1205A/163A/771A  System s/n  #S526S03UT
1-   128MB ECC Ram Expansion
1-   Intelligent SCSI Controler s/n #082295
1-   Solaris 2.3 software
1-   Answerbook system admin.
1-   Matrix 3000VA
1-   Powerchute plus unix.
1-   14" white ASCII/ANSI/PC Terminal s/n #082295
1-   520 EPC 101 Keyboard

ESI Technologies
- ----------------

1- EMISMFG EMIS Manufacturing software package 40 user license
1- EMISSFDC EMIS Shop floor data collection 8 user license

Tri Star Computer
- -----------------

6- 740-ECT 1SA Combo Enet ISA Combo Twisted Pair & Coax s/n #SO10250, S010255, S010264, S010276, S010292
6-   Ewsunic 21" #2182 Monitor s/n #M01188, M011888,
     M011890, M011891, M011892
6- Tri-Cad 133 MHZ mini tower area 590aTPB P54C Triton M/B s/n #MB13012, MB13015, MB13079, MB13082, MB13084
1-   Intel P54C 133 Mhz CPU
1-   Wakefield #628-65ABT1
1-   Fan, CPU, 40mmX10MM, w. M&P CON
1-   Chenbro A6601 Mini Tower Case
1-   SI-Asonic 200 Watt P/S
6-   PCI Option Package
2-   SIMM, 72 Pin,k 16 meg, 60ns serial #'s RM17356,  RM17357, RM17358, RM17359,
     RM17360, RM17361, RM17362, RM17363, RM17364
1-   DFI Sha-1500 P PCI SCSI Cntrl. s/n #'s CC10825,
     CC10826, CC10829, CC10830
1-   1.08g SCSI Quantum QM31080FBS s/n #'s HD10849,
     HD12031, HD12037, HD12038
1-   No removable ND brackets
1-   TFAC 2.5" 1.44 MB 1-D s/n # FD12768, FD12769,
     FD12774, FD12775, FD12786
1-   Floppy cable
1-   SCSI Hard Drive cable s/n #'s 396251-1 396251-2,
     396251-4, 396251-5, 396261-6


Tri Star Computer cont.
- -----------------------

1-   Tri-Cad 312OP-2Meg Pci Dram s/n #'s CG12523,
     CG12524, CG12526, CG12539, CG12546
1-   104 KYBO, Win95 compatible s/n #'s KB11693,
     KB11714, KB12191, KB12192, KB12193
1-   Logi Tech Mouseman 3 bin s/n #MS12183, MS12896,
     MS12965, MS12968, MS13125
1-   Microsoft DOS 6.22 3'5" Disk s/n #SW17365,
     SW17366, SW17368, SW17393, SW17394
1-   Microsoft wind for Wkgrps 3.11 s/n #'S SW16969,
     SW16970, SW16998, SW16999, SW17013
6- Accel Graphics AG300 PCI 7.5MB PCI 7.5MB for pro/e systems s/n #'s CG12630K CG12631, CG12635, CG12637, CG12638
6-   Tri-Star mouse pad
6- Windows NT v3.51 on CD workstation version, s/n #'s SW17281, SW17282, SW17285, S217286, SW17287, SW17268
6-   Toshiba 3601 4X SCST CD-Rom quad SCSI 600KR/s
     150MS Access mfg. part no. 3601 s/n #'s 10209,
     CD11893, CD11894, CD11895, CD11896, CD11897
6-   Tri-Star Pro/E PC

Osage Computer Group
- --------------------

1-   64 MB ECC memory expansion
1-   Two 1.05G drives for SS1000
1-   SBUS Fast SCSI-2/BFFRD ETH CRD s/n #122283

Parametic Technology Corporation
- --------------------------------

1-   Advanced Designer Package - Floating
1-   Basic Library
1-   Pro/Libraryaccess - Floating
1-   Pro PDM Server

Leica, Inc.
- -----------

1-   LEICA MZ6 optics carrier
1-   Binocular Tube 10-50 DEG
1-   Binocular Tube 45DEG
4-   WF25X/9.5M HP Eyepiece
1-   0.8X Achromain OBJ, FWD-112MM
1-   Wild Discussion Tube
1-   KL 1500 120V
1-   Continuous Ringlight 58MM
1-   U-STD CS&Fine Drive
1-   Continuous Ringlight 58MM

                                  SCHEDULE "A"
                                  Page 2 of 2


Leica, Inc. cont.
- -----------------

20-  KTVG-73  (stereo4.  KT-STD,  10X EP,  E-ARM)
20-  Coupler
5-   SVB-73(Stereo4, S-STD, 10X EP, E-Arm)
1-   Leica MZ6 Optics Carrier
1-   10-50 Deg ERGO Bino
1-   Binocular Tube 450EG.
4-   WF 25x/9.5M HP Eyepiece
1-   0.8X Achro main OBJ. FWD-112MM
1-   Wild Discussion Tube
1-   KL 1500 120V
1-   Continuous Ringlight 58MM
1-   U-STD. CS & Fine Drive


Tovar Industries, Inc.
- ----------------------

60-  A1-E1-076 (chairs)
60-  T100A 30"x30/36 x 72, TSR 14 x 15 x 72 UL7408-
     15, TLS 12 x 72


Rucker & Kolls, Inc.
- --------------------

4-   Model 260A Build Station
4-   Microscope Support Assy, X-Y Positioner
5-   Reflector, F/C

DYNA
- ----

1-   Dynamite Workstation 31/2
1-   Coolant Pump DM2400
1-   Coolant Tank DM2400
1-   Coolant Collection Hood
1-   Touch Probe, DM2400/2800
1-   Collect 1/8"
1-   Collect 3/16"
1-   Collect 1/4"
1-   Collect 3/8"

Together with all present and future accessories, attachments, or improvements thereto and replacements or substitutions therefor and proceeds thereof.


Cerprobe Corporation
- --------------------
Borrower


By:  /s/ Pauline Hostetler
- --------------------------
Title:   Controller
- --------------------------